[Graphics of flags omitted]

GABELLI GOLD FUND, INC.
ANNUAL REPORT - DECEMBER 31, 1999

                                                 [Photo of Caesar Bryan omitted]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The gold market settled down during the fourth quarter of 1999 following the sharp rise in prices and increased volatility that followed the European Central Banks' positive statement on gold reserves in September.

      During the quarter the gold price fell from $300 per ounce to $289 per ounce. This price compares with a twenty-year low of under $253 per ounce that was reached during the summer. We believe that the current price is a reasonable retracement of some of gold's recent gains and we expect the price to rally from its current levels. In a broader context, most base metals and commodity prices bottomed in the fourth quarter of 1998 at roughly the same time as bond prices peaked. However, with short sellers active in the gold market and uncertainties concerning Central Bank holdings of gold, the price continued to decline until recently. Gold and most commodities have probably seen their low for this cycle, and although gold has certainly lagged the other commodities we expect this under performance to end.

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 1999, The Gabelli Gold Fund's (the "Fund") net asset value declined 7.57%. The Lipper Gold Fund Average and Philadelphia Gold & Silver ("XAU") Index of large North American gold companies declined 10.46% and 15.16%, respectively, over the same period. The XAU index is an unmanaged indicator of stock market and investment performance, while the Lipper average reflects the average performance of mutual funds classified in this particular category. The Fund was up 10.07% for 1999. The Lipper Gold Fund Average and XAU Index rose 3.63% and 6.47%, respectively, over the same twelve-month period.

      For the five-year period ended December 31, 1999, the Fund's total return averaged (10.69)% annually versus average annual total returns of (11.11)% and (8.10)% for the Lipper Gold Fund Average and XAU Index, respectively. Since inception on July 11, 1994 through December 31, 1999, the Fund had a cumulative decline of 37.08%, which equates to an average annual return of (8.11)%.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------

                                                                     Quarter
                                                   --------------------------------------------
                                                    1st         2nd          3rd          4th         Year
                                                    ---         ---          ---          ---         ----
  1999:   Net Asset Value .......................  $5.45       $5.39        $6.74        $6.23        $6.23
          Total Return ..........................  (3.7)%      (1.1)%       25.1%        (7.6)%       10.1%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .......................  $6.63       $5.68        $6.17        $5.66        $5.66
          Total Return ..........................  12.9%      (14.3)%        8.6%        (8.3)%       (3.6)%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................... $11.83       $9.79        $9.17        $5.87        $5.87
          Total Return ..........................  (4.0)%     (17.2)%       (6.3)%      (35.4)%      (51.9)%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................... $14.00      $13.40       $13.46       $12.32       $12.32
          Total Return ..........................  22.7%       (4.3)%        0.4%        (8.5)%        8.0%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................... $11.00      $11.96       $12.27       $11.41       $11.41
          Total Return ..........................  (0.6)%       8.7%         2.6%        (7.0)%        3.1%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .......................   --          --         $12.37       $11.07       $11.07
          Total Return ..........................   --          --          23.7%(b)    (10.5)%       10.7%(b)
--------------------------------------------------------------------------------------------------------------


----------------------------------------------
Average Annual Returns - December 31, 1999 (a)
----------------------------------------------
 1 Year .............................  10.07%
 5 Year ............................. (10.69)%
 Life of Fund (b) ...................  (8.11)%
----------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 29, 1997      $0.058            $5.86

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on July 11, 1994.
Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks. Investing in gold is considered speculative and is affected by a variety of worldwide economic, financial and political factors.
--------------------------------------------------------------------------------

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain long term capital appreciation by investing in equity securities of foreign and domestic issuers principally engaged in gold and gold-related activities.

OUR APPROACH

      We look at a number of company specifics in order to determine which gold stocks are relatively undervalued. Our primary focus is on capitalization per ounce of production and, more importantly, on capitalization per ounce of recoverable reserves. This determines how much gold actually backs every dollar invested in a gold company. We appreciate that every mining company must replace the gold that it mines, and we place a heavy emphasis on the quality of management and their ability to create shareholder wealth. We invest globally with an emphasis on gold-producing companies.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
             THE GABELLI GOLD FUND, THE LIPPER GOLD FUND AVERAGE AND
                      THE PHILADELPHIA GOLD & SILVER INDEX

[Line Graph omitted--plot points as follows]

                        Gabelli          Lipper Gold       Philadelphia Gold
                       Gold Fund         Fund Average        & Silver Index

      7/11/94          $10,000           $10,000             $10,000

      12/94             11,070              10,040               9,940

      12/95             11,413               9,476              10,948

      12/96             12,326              10,189              10,614

      12/97              5,926               5,879               6,745

      12/98              5,714               5,237               5,909

      12/99              6,100               5,427               6,500

                     actual 6,289                            actual 6,291

*PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/99

[Pie chart omitted--plot points as follows]

      North America                   58.1%

      South Africa                    33.5%

      Australia                        6.7%

      Europe                           1.7%

COMMENTARY

      Gold equities usually provide investors with a leveraged play on movements in the price of gold. For example, historically, a five percent rise in the price of gold would result in a ten to fifteen percent (or more) rise in the price of gold equities. However, this was not the case recently when the gold price shot up from $250 to over $325 per ounce. Why not? First and foremost, investors were discouraged when two medium-sized gold producers, Ashanti and Cambior, found themselves in difficulty because of their imprudent hedging activities. As a consequence, the whole sector suffered. Also, gold equities did not decline in the summer as the price of gold hit two-decade lows.

      We have often stressed that the industry has hurt itself by the high level of hedging which, we believe, has helped to depress the gold price. Indeed, it remains the policy of the fund to concentrate the portfolio on companies that hedge less than the average gold company. A hedged gold company does not provide the investor with a leveraged play on a higher gold price. The Fund's largest
holdings,   such  as  Harmony  Gold  Mining,   Newmont   Mining,   Gold  Fields,
Freeport-McMoRan Copper & Gold and Homestake Mining, have minimal levels of hedging. Others, such as Barrick Gold and Anglogold, have sold forward significant portions of their future production but have outstanding mines and good growth prospects. Indeed, during the quarter, reflecting investors' fears, Newmont Mining declined by 5.3% and Barrick Gold fell by 18.7%.

      As a result of investors' muted response to the move in the gold price, gold equities are very cheap relative to their history. Looking ahead, we believe the market will differentiate amongst gold companies, and reward those that have adopted a conservative financial policy.

      We believe that the gold price will rally further following its recent consolidation and that gold equities will once again provide investors with a leveraged play on movements in the gold price. The building blocks are in place, which will likely create an environment that will encourage investors to raise their exposure to gold and gold equities. These building blocks include a limit on central bank selling, less producer hedging and continued high levels of speculation in many of the world's financial markets.

DISCOVERING HIDDEN TREASURES

      During the quarter, the Fund's best performing equities included Impala Platinum, Stillwater Mining and Northam Platinum, all of which are involved with platinum production. Platinum has benefited, along with most base metals, from the upturn in the global economy. However, the Fund's best performer was Freeport-McMoRan Copper & Gold, which recovered from having been depressed due to investor fear concerning Indonesia, where the massive Grasburg Mine is located.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1999.

ANGLOGOLD LTD. (ANGJ.J - $51.44 - JOHANNESBURG STOCK EXCHANGE) is the world's largest gold producer at nearly seven million ounces per year. The company generates strong cash flow, which allows it to undertake substantial investments in exploration and development in addition to paying a significant dividend. Anglogold operates thirteen mines in South Africa in addition to Mali and Namibia. The company also gained exposure to the United States, Brazil and Argentina through a transaction with Minorco. Anglogold continues to strive to reduce costs and diversify mining risks to create wealth for its shareholders in a competitive environment.

FRANCO-NEVADA MINING CORP. (FN.TO - $15.34 - TORONTO STOCK EXCHANGE) is one of the world's largest public precious metals royalty companies since its merger with its sister company, Euro-Nevada. The company has taken advantage of depressed commodity prices to acquire assets at bargain levels, providing a foundation for future growth. Euro-Nevada was focused on international gold royalties while Franco-Nevada's focus had been North American royalties. The company maintains a policy of not hedging its gold and has a strong balance sheet with no debt.

GOLDCORP INC. (GA.TO - $5.85 - TORONTO STOCK EXCHANGE) is a mid-sized Canadian gold producer with two producing gold mines and two industrial mineral operations. The company's most significant asset is the Red Lake Mine, which is part of a major gold camp in Canada. Exploration drilling has revealed previously unknown high-grade ore zones, which will add significantly to the mine's reserves. These new discoveries will result in increased production at significantly lower costs. GoldCorp is undervalued relative to other mid-sized producers and we expect management to add significantly to shareholder value.

GOLD FIELDS LTD. (GFLJ.J - $4.53 - JOHANNESBURG STOCK EXCHANGE) is South Africa's second largest gold producer and was created by the amalgamation of a number of South African mines. The company controls the vast gold mines of Kloof and Driefontein as well as smaller mines in South Africa. Outside South Africa, Gold Fields is bringing a mine to production in Ghana and is continually seeking other opportunities. The company is largely unhedged and debt free.

HARMONY GOLD MINING LTD. (HARJ.J - $6.42 - JOHANNESBURG STOCK EXCHANGE) is a medium sized gold company producing over one million ounces of gold per year. The company has developed a core competency in mining low-grade ore from underground very efficiently. Harmony Gold Mining has taken these skills and applied their techniques to other poorly managed mines with success. Any small increase in the gold price will likely have a very positive impact on profits, as the company is unhedged.

IMPALA PLATINUM HOLDINGS LTD. (IMPAY - $40.35 - NASDAQ) mines and markets platinum and other platinum group metals such as palladium, rhodium and nickel. Impala is the second largest producer of palladium and platinum in the world, as well as one of the lowest cost producers. The company is realizing the benefits of a production drive coupled with a cost reduction plan. Impala also continues to improve its balance sheet and build its cash balance in order to fund new projects.

NEWMONT MINING CORP. (NEM - $24.50 - NYSE) is North America's largest gold producer, yielding upwards of four million ounces annually. The company has utilized the cash flow generated by its very successful Nevada operations to expand overseas. Newmont also has a 51% interest in Minera Yanacocha (Latin America's largest gold producing mine), a 50% interest in a joint venture in Uzbekistan, and an interest in Indonesia's first heap-leaching operation. The company is only modestly hedged and is highly leveraged to a rising gold price.

PLACER DOME INC. (PDG - $10.75 - NYSE) is one of the world's lowest cost gold producers. Placer Dome has fifteen operational mines in Australia, Chile, Papua New Guinea, South Africa and the United States. The company's focus on large, low-cost mines continues to drive efficient production. Placer Dome has developed a joint venture with Western Areas Limited to develop the largest undeveloped ore-body in the Witwatersrand region of South Africa and has agreed to merge with Getchell Gold to develop and operate two mines in Nevada.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Gold Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GOLDX. Please call us during the business day for further information.


                                                 Sincerely,

                                                 /s/ signature

                                                 CAESAR BRYAN
                                                 President and Portfolio Manager

January 31, 2000

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 1999
                                -----------------
  Harmony Gold Mining Ltd.                           Placer Dome Inc.
  Freeport-McMoRan Copper and Gold Inc.              Franco-Nevada Mining Corp.
  Newmont Mining Corp.                               GoldCorp Inc.
  Impala Platinum Holdings Ltd.                      Agnico-Eagle Mines Ltd.
  Gold Fields Ltd.                                   Anglogold Ltd.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI GOLD FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------
                                                             MARKET
    SHARES                                     COST          VALUE
   --------                                  --------      ---------

            COMMON STOCKS -- 101.6%
            METALS AND MINING -- 101.6%
            AUSTRALIA -- 6.8%
  570,000   Lihir Gold Ltd.+ ...........   $   705,407   $   415,368
  570,000   Normandy Mining Ltd. .......       582,633       404,141
  103,000   Ranger Minerals NL+ ........       268,784       148,763
                                           -----------   -----------
                                             1,556,824       968,272
                                           -----------   -----------
            IRELAND -- 0.8%
  214,771   Glencar Explorations plc+ ..       140,524       108,164
                                           -----------   -----------
            NORTH AMERICA -- 59.0%
   91,000   Agnico-Eagle Mines Ltd. ....       669,828       670,808
   35,000   Barrick Gold Corp. .........       713,812       619,063
   47,189   Franco-Nevada
             Mining Corp. ..............       768,873       724,099
   58,000   Freeport-McMoRan Copper
             & Gold Inc., Cl. B+ .......       929,901     1,225,250
  122,900   GoldCorp Inc., Cl. A+ ......       590,061       718,397
   94,200   Guyanor Resources
             SA, Cl. B+ ................       142,317        30,019
   80,000   Homestake Mining Co. .......       784,733       625,000
  244,700   IAM Gold+ ..................       793,246       550,935
   80,000   Meridian Gold Inc.+ ........       296,534       545,000
  168,800   Moydow Mines
             International Inc.+(a) ....       103,662       216,335
   22,437   New Venoro Gold Corp. ......        88,428         2,798
   43,700   Newmont Mining Corp. .......       945,720     1,070,650
   68,000   Placer Dome Inc. ...........       703,376       731,000
   20,025   Stillwater Mining Co.+ .....       243,540       638,297
                                           -----------   -----------
                                             7,774,031     8,367,651
                                           -----------   -----------
            SOUTH AFRICA -- 34.0%
   20,000   Anglo American
            Platinum Corp. Ltd. ........       546,692       607,636
    8,529   Anglogold Ltd. (a) .........       575,717       438,713
    8,400   Anglogold Ltd., ADR ........       188,214       215,775
   21,658   Ashanti Goldfields Ltd. (a)          1,897         2,166
   46,000   Gold Fields Ltd. (a) .......       283,275       208,437
  147,249   Gold Fields Ltd., ADR ......       657,486       711,723
  116,326   Harmony Gold
             Mining Co. Ltd. ...........       586,014       746,528
   80,000   Harmony Gold
             Mining Co. Ltd., ADR ......       410,314       502,500
   23,000   Impala Platinum Holdings
             Ltd., ADR .................       274,525       928,050
  367,750   Northam Platinum Ltd.+ .....       452,320       460,061
                                           -----------   -----------
                                             3,976,454     4,821,589
                                           -----------   -----------


                                                             MARKET
    SHARES                                     COST          VALUE
   --------                                  --------      ---------
           UNITED KINGDOM -- 1.0%
   34,273  Randgold Resources
            Ltd., ADR+ .................   $   316,886   $   137,092
                                           -----------   -----------
           TOTAL COMMON STOCKS .........    13,764,719    14,402,767
                                           -----------   -----------

           WARRANTS -- 0.2%
           SOUTH AFRICA -- 0.0%
   23,630  Durban Roodepoort
            Deep Ltd., Ser. B+ .........        54,682         8,062
                                           -----------   -----------
           NORTH AMERICA -- 0.2%
   50,000  Golden Star Resources Ltd.+ .             0        24,247
                                           -----------   -----------
           TOTAL WARRANTS ..............        54,682        32,309
                                           -----------   -----------

           TOTAL
            INVESTMENTS -- 101.8% ......   $13,819,401    14,435,077
                                           ===========
           OTHER ASSETS AND
            LIABILITIES (NET) -- (1.8%) ..............      (258,206)
                                                         -----------
           NET ASSETS -- 100.0%
            (2,273,785 shares outstanding) ...........   $14,176,871
                                                         ===========
           NET ASSET VALUE,
            OFFERING AND REDEMPTION
            PRICE PER SHARE ..........................         $6.23
                                                               =====
           For Federal tax purposes:
           Aggregate cost ............................   $14,233,062
                                                         ===========
           Gross unrealized appreciation .............   $ 2,000,678
           Gross unrealized depreciation .............    (1,798,663)
                                                         -----------
           Net unrealized appreciation ...............   $   202,015
                                                         ===========
  ------------------------
 (a)   Security fair valued under procedures established by the Board of
       Directors.
 +     Non-income producing security.
 ADR - American Depositary Receipt.

                                  % OF
                                 MARKET         MARKET
 GEOGRAPHIC DIVERSIFICATION       VALUE         VALUE
 --------------------------      -------     -----------
 North America                    58.1%      $ 8,391,898
 South Africa                     33.5%        4,829,651
 Asia/Pacific Rim                  6.7%          968,272
 Europe                            1.7%          245,256
                                 -----       -----------
                                 100.0%      $14,435,077
                                 =====       ===========

                See accompanying notes to financial statements.

                             GABELLI GOLD FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $13,819,401) ................       $ 14,435,077
   Foreign currency, at value (Cost $7,829) ................              7,774
   Receivable for Fund shares sold .........................            111,883
                                                                   ------------
   TOTAL ASSETS ............................................         14,554,734
                                                                   ------------
LIABILITIES:
   Payable for Fund shares redeemed ........................             37,500
   Payable for investment advisory fees ....................             11,471
   Payable for distribution fees ...........................              2,868
   Payable to custodian ....................................            270,000
   Other accrued expenses ..................................             56,024
                                                                   ------------
   TOTAL LIABILITIES .......................................            377,863
                                                                   ------------
   NET ASSETS applicable to 2,273,785
     shares outstanding ....................................       $ 14,176,871
                                                                   ============
NET ASSETS CONSIST OF:
   Shares of capital stock, at par value $ .................       $      2,274
   Additional paid-in capital ..............................         20,967,188
   Accumulated net investment loss .........................           (222,651)
   Accumulated net realized loss on investments
     and foreign currency transactions .....................         (7,185,561)
   Net unrealized appreciation on investments
     and foreign currency transactions .....................            615,621
                                                                   ------------
   TOTAL NET ASSETS ........................................       $ 14,176,871
                                                                   ============
   NET ASSET VALUE, offering and redemption
     price per share ($14,176,871 / 2,273,785
     shares outstanding; unlimited number of
     shares authorized of $0.001 par value) ................              $6.23
                                                                          =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign taxes of $1,674) ..............        $   183,839
   Interest ................................................             18,722
                                                                    -----------
   TOTAL INVESTMENT INCOME .................................            202,561
                                                                    -----------
EXPENSES:
   Investment advisory fees ................................            132,754
   Distribution fees .......................................             33,184
   Legal and audit fees ....................................             29,668
   Shareholder communications expenses .....................             29,549
   Shareholder services fees ...............................             28,186
   Registration fees .......................................             27,231
   Custodian fees ..........................................             15,921
   Organizational expenses .................................             10,123
   Interest expense ........................................              2,027
   Miscellaneous expenses ..................................              6,825
                                                                    -----------
   TOTAL EXPENSES ..........................................            315,468
                                                                    -----------
   NET INVESTMENT LOSS .....................................           (112,907)
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:
   Net realized loss on investments and
     foreign currency transactions .........................         (1,935,270)
   Net change in unrealized appreciation
     on investments and foreign currency
     transactions ..........................................          2,863,796
                                                                    -----------
   NET REALIZED AND UNREALIZED GAIN
     ON INVESTMENTS AND FOREIGN
     CURRENCY TRANSACTIONS .................................            928,526
                                                                    -----------
   NET INCREASE IN NET ASSETS RESULTING
     FROM OPERATIONS .......................................        $   815,619
                                                                   ============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                             YEAR ENDED          YEAR ENDED
                                                                                         DECEMBER 31, 1999    DECEMBER 31, 1998
                                                                                         -----------------    -----------------
OPERATIONS:
   Net investment loss ..................................................................   $   (112,907)       $   (221,481)
   Net realized loss on investments and foreign currency transactions ...................     (1,935,270)         (3,093,749)
   Net change in unrealized appreciation on investments
     and foreign currency transactions ..................................................      2,863,796           1,873,747
                                                                                            ------------        ------------
   NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................        815,619          (1,441,483)
                                                                                            ------------        ------------
CAPITAL SHARE TRANSACTIONS:
   Net increase in net assets from capital share transactions ...........................      2,085,442           4,620,443
                                                                                            ------------        ------------
   NET INCREASE IN NET ASSETS ...........................................................      2,901,061           3,178,960
NET ASSETS:
   Beginning of period ..................................................................     11,275,810           8,096,850
                                                                                            ------------        ------------
   End of period ........................................................................   $ 14,176,871        $ 11,275,810
                                                                                            ============        ============

                See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Gold Fund, Inc. (the "Fund") was organized on May 13, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on July 11, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued (if there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day, except for open short positions, which are valued at the last asked price). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the highest bid price obtained from a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions, if any, to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 1999, reclassifications were made to decrease accumulated net investment loss for $137,272 and increase accumulated net realized loss on investments and foreign currency transactions for $46,140 with an offsetting adjustment to additional paid-in capital.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 1999 of $6,994,551. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $6,761 of the loss carryforward is available through 2002; $307,937 is available through 2003; $491,124 is available through 2004; $1,244,045 is available through 2005; $2,746,705 is available through 2006; and $2,197,979 is available through 2007.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 1999, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $33,184, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 1999, other than short term securities, aggregated $9,375,432 and $6,810,686, respectively.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $270,000 of borrowings outstanding at December 31, 1999.

The average daily amount of borrowings outstanding within the year ended December 31, 1999 was $36,715, with a related weighted average interest rate of 5.52%. The maximum amount borrowed at any time within the year ended December 31, 1999 was $860,000.

GABELLI GOLD FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8.CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                      YEAR ENDED                   YEAR ENDED
                                                                   DECEMBER 31, 1999           DECEMBER 31, 1998
                                                                ------------------------   ----------------------------
                                                                  SHARES      AMOUNT         SHARES          AMOUNT
                                                                ----------  ------------   ------------    ------------
Shares sold ..................................................  4,955,177   $ 30,261,203     9,430,921     $ 59,452,171
Shares issued upon reinvestment of dividends ..................        --             --            --               --
Shares redeemed ...............................................(4,672,009)   (28,175,761)   (8,819,870)     (54,831,728)
                                                                ---------   ------------     ---------     ------------
    Net increase ..............................................   283,168   $  2,085,442       611,051     $  4,620,443
                                                                =========   ============     =========     ============


9. NEW SHARE CLASSES. On March 9, 1999, the Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund - Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board had also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares) to be effective upon the commencement of the offering of the New Share Classes. The New Share Classes are currently not being offered to the public.

GABELLI GOLD FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                                                         YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------
                                                           1999          1998         1997             1996             1995
                                                           ----          ----         ----             ----             ----
OPERATING PERFORMANCE:
   Net asset value, beginning of period ..............    $  5.66        $  5.87       $ 12.32         $11.41          $ 11.07
                                                          -------        -------       -------         -------         -------
   Net investment loss ...............................      (0.03)         (0.03)        (0.26)         (0.19)(a)        (0.15)(a)
   Net realized and unrealized gain (loss)
     on investments ..................................       0.60          (0.18)        (6.13)          1.10             0.49
                                                          -------        -------       -------         -------         -------
   Total from investment operations ..................       0.57          (0.21)        (6.39)          0.91             0.34
                                                          -------        -------       -------         -------         -------
DISTRIBUTIONS TO SHAREHOLDERS:
   In excess of net investment income ................         --             --         (0.06)            --               --
                                                          -------        -------       -------         -------         -------
   Total distributions ...............................         --             --         (0.06)            --               --
                                                          -------        -------       -------         -------         -------
   NET ASSET VALUE, END OF PERIOD ....................    $  6.23        $  5.66       $  5.87         $ 12.32         $ 11.41
                                                          =======        =======       =======         =======         =======
   Total return+ .....................................      10.1%         (3.6)%       (51.9)%            8.0%            3.1%
                                                          =======        =======       =======         =======         =======
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ..............    $14,177        $11,276        $8,097         $16,963         $14,510
   Ratio of net investment loss
     to average net assets ...........................    (0.85)%        (1.82)%       (2.60)%         (1.41)%         (1.12)%
   Ratio of operating expenses
     to average net assets (b) .......................      2.38%          2.98%         3.24%           2.17%           2.25%
   Portfiolio turnover rate ..........................        52%            63%           27%             54%             38%

------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.
(a  Based on average month-end shares outstanding.
(b) The Fund incurred interest expense during the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.36%, 2.93% and 3.10%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 3.23%.

                 See accompanying notes to financial statements.

GABELLI GOLD FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Gabelli Gold Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Gabelli Gold Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli Gold Fund, Inc. as of December 31, 1999, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.


                                       /s/ Signature
                                       Ernst & Young, LLP
New York, New York
February 11, 2000

--------------------------------------------------------------------------------
                             GABELLI FAMILY OF FUNDS
--------------------------------------------------------------------------------

GABELLI ASSET FUND--------------------------------------------------------------
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI GROWTH FUND-------------------------------------------------------------
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI WESTWOOD EQUITY FUND----------------------------------------------------
Seeks to invest primarily in the common stock of seasoned companies believed to have proven records and above average historical earnings growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                               PORTFOLIO MANAGER: SUSAN M. BYRNE

GABELLI SMALL CAP GROWTH FUND---------------------------------------------------
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $500 million) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND----------------------------------------------------
Seeks long-term growth of capital through investment primarily in the common stocks of well-established, high quality companies that have market capitalizations of greater than $5 billion. (NO-LOAD)
                                         PORTFOLIO MANAGER:  BARBARA MARCIN, CFA

GABELLI WESTWOOD SMALLCAP EQUITY FUND-------------------------------------------
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1 billion or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            PORTFOLIO MANAGER: LYNDA CALKIN, CFA

GABELLI WESTWOOD INTERMEDIATE BOND FUND-----------------------------------------
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return. (NO-LOAD)
                                               PORTFOLIO MANAGER: PATRICIA FRAZE

GABELLI EQUITY INCOME FUND------------------------------------------------------
Seeks to invest primarily in equity securities with above market average yields. The Fund pays quarterly dividends and seeks a high level of total return with an emphasis on income. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND--------------------------------------------------
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income. (NO-LOAD)
                             PORTFOLIO MANAGERS: SUSAN M. BYRNE & PATRICIA FRAZE

GABELLI WESTWOOD MIGHTY MITES[SERVICE MARK] FUND-------------------------------- Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI, LAURA K. LINEHAN AND
                                                                 WALTER K. WALSH

GABELLI VALUE FUND--------------------------------------------------------------
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. MAX. SALES CHARGE:
5 1/2%
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI UTILITIES FUND----------------------------------------------------------
Seeks to provide a high level of total return through a combination of capital appreciation and current income. (NO-LOAD)
                                         PORTFOLIO MANAGER: TIMOTHY O'BRIEN, CFA

GABELLI ABC FUND----------------------------------------------------------------
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI MATHERS FUND------------------------------------------------------------
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

GABELLI U.S. TREASURY MONEY MARKET FUND-----------------------------------------
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI

GABELLI CASH MANAGEMENT SHARES OF
THE TREASURER'S FUND------------------------------------------------------------
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury bills, notes and bonds. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments. (NO-LOAD)
                                             PORTFOLIO MANAGER: JUDITH A. RANERI


AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

GLOBAL SERIES

  GABELLI GLOBAL TELECOMMUNICATIONS FUND
  Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                            TEAM MANAGED: MARIO J. GABELLI, CFA,
                                           MARC J. GABELLI AND IVAN ARTEAGA, CFA

  GABELLI  GLOBAL  CONVERTIBLE  SECURITIES  FUND
  Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital appreciation. (NO-LOAD)
                                                 PORTFOLIO MANAGER: HART WOODSON

  GABELLI GLOBAL GROWTH FUND
  Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                              PORTFOLIO MANAGER: MARC J. GABELLI

  GABELLI GLOBAL OPPORTUNITY FUND
  Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation. (NO-LOAD)
                                             PORTFOLIO MANAGERS: MARC J. GABELLI
                                                                AND CAESAR BRYAN

GABELLI GOLD FUND---------------------------------------------------------------
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI INTERNATIONAL GROWTH FUND-----------------------------------------------
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global diversification. (NO-LOAD)
                                                PORTFOLIO MANAGER:  CAESAR BRYAN

THE SIX FUNDS ABOVE INVEST IN FOREIGN SECURITIES WHICH INVOLVES RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS. THE FUNDS LISTED ABOVE ARE DISTRIBUTED BY GABELLI & COMPANY, INC.
--------------------------------------------------------------------------------

           TO RECEIVE A PROSPECTUS, CALL 1-800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.
                              VISIT OUR WEBSITE AT:

                                 WWW.GABELLI.COM
                                    OR, CALL:
                                  1-800-GABELLI
                  1-800-422-3554 [BULLET] 914-921-5100 [BULLET]
                  FAX: 914-921-5118 [BULLET] INFO@GABELLI.COM
                    ONE CORPORATE CENTER, RYE, NEW YORK 10580

                             GABELLI GOLD FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                     (Net Asset Value may be obtained daily
                         by calling 1-800-GABELLI after
                                   6:00 P.M.)

                               BOARD OF DIRECTORS

        Mario J. Gabelli, CFA                    Werner J. Roeder, MD
        CHAIRMAN AND CHIEF                       MEDICAL DIRECTOR
        INVESTMENT OFFICER                       LAWRENCE HOSPITAL
        GABELLI ASSET MANAGEMENT INC.

        E. Val Cerutti                           Anthonie C. van Ekris
        CHIEF EXECUTIVE OFFICER                  MANAGING DIRECTOR
        CERUTTI CONSULTANTS, INC.                BALMAC INTERNATIONAL, INC.

        Anthony J. Colavita                      Daniel E. Zucchi
        ATTORNEY-AT-LAW                          PRESIDENT
        ANTHONY J. COLAVITA, P.C.                DANIEL E. ZUCCHI ASSOCIATES

        Karl Otto Pohl
        FORMER PRESIDENT
        DEUTSCHE BUNDESBANK



                         OFFICERS AND PORTFOLIO MANAGERS

        Caesar Bryan                             Bruce N. Alpert
        PRESIDENT AND                            VICE PRESIDENT
        PORTFOLIO MANAGER                        AND TREASURER


        James E. McKee
        SECRETARY

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                            Willkie Farr & Gallagher

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This report is submitted  for the general  information  of the  shareholders  of
Gabelli Gold Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB008Q499SR


                                                [PHOTO OF MARIO GABELLI OMITTED]



GABELLI
GOLD
FUND,
INC.



                                                                   ANNUAL REPORT
                                                                DECEMBER31, 1999